[GRAPHIC OMITTED]
                            Deutsche Asset Management

                                [GRAPHIC OMITTED]
                                       MAP

                                  Mutual Fund
                               Semi-Annual Report
                                 April 30, 2002

                      Class A, B, C and Institutional Class

                               Global Equity Fund

                                [GRAPHIC OMITTED]
                                 A Member of the
                               Deutsche Bank Group

Global Equity Fund
--------------------------------------------------------------------------------
TABLE OF CONTENTS

              LETTER TO SHAREHOLDERS ...................................  3
              PERFORMANCE COMPARISON ...................................  8
              ADDITIONAL PERFORMANCE INFORMATION .......................  9

              GLOBAL EQUITY FUND
                 Schedule of Investments ............................... 10
                 Statement of Assets and Liabilities ................... 13
                 Statement of Operations ............................... 14
                 Statement of Changes in Net Assets .................... 15
                 Financial Highlights .................................. 16
                 Notes to Financial Statements ......................... 20



                        -------------------------------
   The Fund is not insured by the FDIC and is not a deposit, obligation of or guaranteed by Deutsche Bank AG. The Fund is subject to investment risks, including possible loss of principal amount invested.
                        -------------------------------

--------------------------------------------------------------------------------

Global Equity Fund
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

We are pleased to present you with this semi-annual report for the Global Equity Fund (the 'Fund') for the period ended April 30, 2002. It provides a review of the markets, the Fund and our outlook as well as a complete financial summary of the Fund's operations and a listing of its holdings.

MARKET ACTIVITY
WORLD EQUITY MARKETS BOTTOMED TEN DAYS AFTER THE SEPTEMBER 11TH TRAGEDY AND THEN STAGED A STRONG YEAR-END 2001 RALLY. UNFORTUNATELY, IN THE ENSUING MONTHS, INVESTORS STRUGGLED BETWEEN IMPROVING PROSPECTS FOR THE GLOBAL ECONOMY AND WEAK PROFITABILITY IN THE CORPORATE SECTOR. SLACK DEMAND, OVER-CAPACITY AND STRETCHED VALUATIONS CHALLENGED EQUITY MARKET PERFORMANCE, ESPECIALLY IN THE BELEAGUERED TELECOMMUNICATIONS AND INFORMATION TECHNOLOGY SECTORS. THE MORGAN STANLEY CAPITAL INTERNATIONAL ('MSCI') WORLD INDEX RETURNED 3.29% FOR THE SIX MONTHS ENDED APRIL 30, 2002.
o The US economy appeared to emerge from its brief recession during the semi-annual period and brought hopes for pulling Europe, Japan and emerging market economies upward.
o Budding signs of recovery were seen in manufacturing thanks to low production costs and inventory re-stocking.
o    Global inflation remained tame and interest rates low.
o Still, uncertainty as to the strength of the economic recovery and the ongoing weakness in corporate profits gave investors pause.
o International markets began to decouple from the US toward the end of the period, reflecting the prospects for domestic recovery abroad.

UNITED STATES
US EQUITIES, AS MEASURED BY THE MSCI US INDEX, DECLINED 1.35% DURING THE SIX MONTHS ENDED APRIL 30, 2002. US EQUITIES UNDERPERFORMED THE EUROPE, AUSTRALASIA AND FAR EAST MARKETS AND THE EMERGING MARKETS, AS MEASURED BY THE MSCI EAFE INDEX AND MSCI EMERGING MARKETS FREE INDEX, RESPECTIVELY.
o Early in the period, investors were still assessing the impact of the events of September 11th and the ensuing war in Afghanistan. The astounding resumption of consumer spending, continued demand for housing and record auto sales boosted investor confidence through the end of the calendar year.
o However, in the early months of 2002, the move from a federal budget surplus to deficit, rising unemployment and continuing corporate scandals erased much of the market's earlier gains.
     -- As for the budget deficit, clearly the cost of the new war on terrorism could not have been factored into the Bush administration's tax cuts and budget balancing proposals.
     -- The 'recession' of 2001 appeared to have ended shortly after it began, suggesting an increased risk of a double-dip slowdown.
     -- Heightened scrutiny of accounting standards and the independence of analyst ratings added turbulence to already volatile markets.

EUROPE
EUROPEAN EQUITY MARKETS RETURNED 5.75% IN US DOLLAR TERMS FOR THE SIX MONTHS ENDED APRIL 30, 2002, AS MEASURED BY THE MSCI EUROPE INDEX. IN US DOLLAR TERMS, THE MORE DEFENSIVE UK MARKET WITHIN THE MSCI EUROPE INDEX UNDERPERFORMED CONTINENTAL EUROPE, RETURNING 4.66% FOR THE SAME PERIOD.
o Overall, continental Europe remained an attractive region for investment, in our view, offering reasonable value.
o Gross Domestic Product ('GDP') growth in Europe was generally firm, in spite of the global economic downturn, demonstrating a return to growth for the 12-nation Eurozone.
o The European Central Bank began cutting interest rates in tandem with other global central banks in September 2001 and kept interest rates low as inflation remained near target levels.
o Following a year of weakness, the euro gained momentum, moving toward purchasing power parity against other major currencies.

--------------------------------------------------------------------------------

Global Equity Fund
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

ATTRACTIVE VALUATIONS COMBINED WITH INCREASINGLY POSITIVE SENTIMENT FROM BOTH CONSUMERS AND BUSINESSES OVER AN ECONOMIC RECOVERY IN 2002 CONTRIBUTED TO THE RALLY IN EUROPEAN EQUITIES DURING THE SEMI-ANNUAL PERIOD.
o When the European equity markets fell to historically low levels in September 2001, the UK and Switzerland fared better than other European markets, primarily due to their defensive quality and comparatively stable earnings. However, in the subsequent rally, these markets lagged their more cyclical peers.
o The Technology, Media and Telecommunications ('TMT') sectors performed well late in 2001. The TMT sectors then came under renewed pressure, as profits fell in the wake of the companies' large debt burdens and weak demand for new technologies. Tech-heavy markets, such as Finland and Sweden, underperformed other European markets, as measured by the MSCI Europe Index.
o Overall, peripheral European equity markets performed well, particularly in the Financial sector, as many central European banks benefited from the lower interest rate environment and relatively low exposure to the US.

JAPAN
INVESTORS APPEARED TO IGNORE JAPAN'S STRUCTURAL REFORM PROBLEMS AND PIN HOPES ON A RISING GLOBAL TIDE LIFTING THE DEPRESSED JAPANESE ECONOMY. JAPANESE STOCKS POSTED A 1.25% GAIN IN US DOLLAR TERMS FOR THE SIX-MONTHS ENDED APRIL 30, 2002, AS MEASURED BY THE MSCI JAPAN INDEX.
o Investors also seemed to shrug off impending rating agency downgrades in the hope that the Japanese economy had bottomed.
o After testing seventeen year lows, Japan's Nikkei 225 Index1 recovered to previous support levels.
o Enthusiasm toward the reform-minded Prime Minister Koizumi's proposals dampened amidst little tangible action.
o Export-driven industries, such as automakers, consumer electronics and shipbuilding, benefited from a weaker yen, while the Financial sector continued to face massive non-performing loan balances.

EMERGING MARKETS
Emerging markets gained 33.67% in US dollar terms during the six months ended April 30, 2002, as measured by the MSCI Emerging Markets Free Index. Much of the outperformance for the semi-annual period was due to the gains seen in Asia ex-Japan, where many of the Technology and semiconductor equities rallied over prospects of US economic recovery.

ASIA EX-JAPAN ROSE 18.56% IN US DOLLAR TERMS DURING THE SEMI-ANNUAL PERIOD, AS MEASURED BY THE MSCI PACIFIC EX-JAPAN INDEX, PRIMARILY DUE TO BETTER PROSPECTS FOR AN ECONOMIC RECOVERY IN THE US.
o Initially, the synchronized global downturn adversely impacted export-oriented markets in Asia ex-Japan, such as Taiwan and South Korea, reflecting a slump in demand for semiconductors and other components.
o However, a subsequent increase in DRAM (dynamic random access memory) chip prices and positive economic prospects for a global economic recovery helped boost share prices of many of the depressed equity markets of Southeast Asia.
o China's economy continued to grow in spite of the economic weakness elsewhere, as the Asian giant increased fiscal expenditures and continued to receive foreign direct investment.
o Although many Asian markets remain tied to US economic recovery, South Korea and China continued to see healthy domestic demand.

LATIN AMERICAN EQUITY MARKETS GAINED 25.69% IN US DOLLAR TERMS FOR THE SEMI-ANNUAL PERIOD, AS MEASURED BY THE MSCI LATIN AMERICAN INDEX. HOWEVER, THERE WAS GREAT DIVERGENCE IN RETURNS AMONG THE INDIVIDUAL MARKETS IN THE REGION.
o The situation in Argentina remained grim. The country devalued its currency in January 2002. The Argentine peso lost 68% of its value from the time the currency floated to the end of April. Also, a large debt burden, a weak economy and a lack of confidence in the financial system put pressure on the Argentine equity market.

--------------------------------------------------------------------------------
1 Nikkei 225 Index is an unmanaged index measuring the composite price performance of selected Japanese stocks and is currently based on 225 highly capitalized stocks trading on the Tokyo Stock Exchange (TSE) representing a broad cross-section of Japanese industries.

--------------------------------------------------------------------------------

Global Equity Fund
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

o The 1998 currency devaluation in Brazil better cushioned its economy during the latest economic slowdown. As a result, its equity market fared better than in the last fiscal year, decoupling largely from Argentina's troubles.
o Mexico was one of the better-performing Latin American markets during the semi-annual period. Oil revenue remained high, important even though Mexico has tried to further diversify its economy. President Vicente Fox has had difficulty in passing many of his policy initiatives, but Mexico was relatively resilient based on strong economic ties with the US and a stable currency.

EMERGING EUROPE PERFORMED WELL, BENEFITING FROM ITS CLOSE TIES TO THE EUROPEAN UNION. FINANCIALS AND ENERGY COMPANIES IN PARTICULAR WERE STRONG PERFORMERS, BASED ON THE LOW INTEREST RATE ENVIRONMENT AND THE RELATIVE STABILITY OF THE SECTORS. FOR THE SEMI-ANNUAL PERIOD, THE REGION PRODUCED A RETURN OF 41.40% IN US DOLLAR TERMS, AS MEASURED BY THE MSCI EMERGING EUROPE INDEX.
o Ongoing structural reforms and firm oil prices supported Russia's economy. Many Russian oil and gas firms remained competitive and gained market share during the period due to political concerns in the Middle East. Russia's equity market enjoyed significant appreciation based on this improved backdrop.
o Turkey's economy began to turn around following additional International Monetary Fund ('IMF') assistance and enhanced stability in its political system. With skyrocketing inflation under better control, its equity market rebounded somewhat from last fiscal year's poor performance.
o Poland and Hungary remained relatively stable players within Emerging Europe, primarily due to economic and political initiatives aimed toward European Union membership.

INVESTMENT REVIEW
THE FUND SIGNIFICANTLY OUTPERFORMED ITS BENCHMARK INDEX, THE MORGAN STANLEY CAPITAL INTERNATIONAL ('MSCI') WORLD INDEX, FOR THE SIX MONTHS ENDED APRIL 30, 2002.
o The Fund held an underweight position in US stocks, which underperformed foreign equity markets.
o The Fund also benefited from its underweight position in TMT stocks, which rallied in November and December but weakened in the first months of 2002.
o Positions in emerging equity markets, which enjoyed a strong cyclical turn, helped Fund performance.
o Conversely, an underweight position in Japan through the post-September 11th Nikkei rally hurt Fund performance.

WE MAINTAINED OUR PREFERENCE FOR EUROPEAN EQUITIES, AS WE FEEL THAT STRUCTURAL REFORMS ALREADY IN PLACE ARE CONDUCIVE TO ECONOMIC GROWTH THERE. AS THE SEMI-ANNUAL PERIOD PROGRESSED, EUROPE CONTINUED TO REBOUND FROM THE ECONOMIC SLUMP OF 2001, WITH IMPROVING GDP FIGURES, BENIGN INFLATION, AND, THOUGH STILL WEAK, IMPROVING CORPORATE PROFITABILITY.
o European Financials were a strong contributor to Fund performance. We increased the Fund's position in banks and decreased its exposure to insurers. Banks such as Banco Popular, Bank of Ireland and BNP Paribas performed well based on a low interest rate environment and attractive valuations.
o We increased the Fund's weighting in Japan, especially in exporters, but maintained an underweighting there versus the MSCI World Index.
o We decreased the Fund's exposure to Canada, taking profits in some Canadian insurers.
o Due to improved liquidity conditions and attractive valuations, we increased the Fund's exposure to the emerging markets during the semi-annual period. Holdings in companies such as Cemex, Samsung Electronics, Aluminum Corp. of China, Lukoil, Mobile Telesystems and Bank Pekao contributed positively to Fund performance.

GIVEN OUR EXPECTATIONS FOR A MILD GLOBAL ECONOMIC RECOVERY, WE INCREASED THE FUND'S POSITION IN THE CONSUMER DISCRETIONARY SECTOR TO A SMALLER UNDERWEIGHT. WE ADDED TO THE AUTOMOBILE-RELATED AND HOUSEHOLD DURABLES INDUSTRIES.
o The automobile industry exceeded expectations during the semi-annual period, as consumers were lured by zero financing options. We added to the Fund's position in Nissan Motor. The company continued to benefit from restructuring progress, new model launches and a weaker yen. We established a position in Lear, a leading auto interior supplier. The company has been a beneficiary of both the strong auto demand and deleveraging within the firm.

--------------------------------------------------------------------------------

Global Equity Fund
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

o We purchased several names in the consumer electronics area, where spending has been robust. These new holdings included Sony, Sega, Pioneer and Matsushita Electric Industrial ('MEI'). Sega, which is transforming itself to a pure game software developer, should, in our view, be re-rated over time. Sony and Pioneer have attractive product offerings, while MEI is accelerating its restructuring efforts.

WE INCREASED THE FUND'S EXPOSURE TO INFORMATION TECHNOLOGY, BUT REMAINED UNDERWEIGHT THE SECTOR. WE REDUCED THE FUND'S POSITION IN THE TELECOMMUNICATIONS SECTOR TO AN UNDERWEIGHTING.
o Despite our caution on the corporate spending front, we initiated positions in companies that we believe have long-term value even though near-term visibility may be lacking. For example, we purchased Nokia, Compaq, EMC, Dassault Systemes and SAP. We also added Infineon and ST Microelectronics, as we believe semiconductors should be early beneficiaries of a cyclical upturn.
o The Telecommunications sector continued to be plagued by product delays, weaker ARPUs (average revenue per user) and uncomfortable debt levels. Thus, we sold or reduced many of the Fund's positions in this sector that had previously outperformed, including Hellenic Telecom, Portugal Telecom, Swisscom, Telecom Italia, Mobile Telesystems, Orange and Vodafone Telecel.

LOW INTEREST RATES, PROSPECTS OF AN ECONOMIC RECOVERY AND ATTRACTIVE VALUATIONS LED US TO MODESTLY INCREASE THE FUND'S POSITION WITHIN THE MEDIA SECTOR, WHERE ADVERTISING REVENUES HAVE BEEN IN A SLUMP OVER THE PAST YEAR.
o We shifted out of Cablevision Systems, News Corp. and Mexico's Grupo Televisa in favor of positions in AOL Time Warner and UK's British Sky Broadcasting and Granada.
o The Fund benefited from its zero weight position in Vivendi Universal. Vivendi has been plagued by accounting transparency concerns as well as by a significant decline in profitability following numerous acquisitions.

OUR PREFERRED WAY TO PLAY THE CYCLICAL ECONOMIC RECOVERY IS THROUGH 'OLD ECONOMY' COMPANIES. THUS, WE RAISED THE FUND'S POSITION IN INDUSTRIALS TO AN OVERWEIGHTING AND INCREASED ITS OVERWEIGHTING IN MATERIALS.
o In our view, many of the 'Old Economy' companies face more favorable supply dynamics relative to Technology or Telecommunications firms.
o We established positions for the Fund in companies including airfreight forwarder Exel, airliners Cathay Pacific and Continental Airlines, machinery manufacturers Navistar and Parker Hannifan, and conglomerates Siemens and Brambles.
o During the semi-annual period, we sold the Fund's positions in construction company Grupo Dragados and conglomerate Tyco over questionable acquisition strategies and accounting risks, respectively.
o    We also took profits in BAE Systems, as it reached our valuation target.

TO POSITION THE PORTFOLIO FOR THE ANTICIPATED IMPROVED ECONOMY, WE REDUCED THE FUND'S EXPOSURE TO DEFENSIVE SECTORS SUCH AS CONSUMER STAPLES, HEALTHCARE AND UTILITIES, MOVING TO SIGNIFICANT UNDERWEIGHTS IN THE LATTER TWO SECTORS.
o Within Consumer Staples, questionable accounting practices led us to sell the Fund's position in supermarket operator Ahold. We took profits in British American Tobacco and Korea Tobacco, as they achieved our price targets. We added food company Groupe Danone and household products firm Henkel as undervalued plays in their industries.
o Within Healthcare, the pharmaceutical industry was facing a downdraft with increased earnings uncertainty, given product delays or patent expirations. Potential product delays led us to sell the Fund's position in Novo-Nordisk and aggressive accounting led us to do the same in Elan. We also sold Chugai Pharmaceutical upon an acquisition announcement by Roche.
o Within Utilities, we sold Dynegy upon concerns that it would be embroiled in the ripple effects of Enron's bankruptcy. We also sold International Power, as its US peers continued to be de-rated.

--------------------------------------------------------------------------------

Global Equity Fund
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

MANAGER OUTLOOK
In our view, world equity markets have begun to reflect economic and business realities. While some of the excesses persist from the late 1990s environment--most notably in Information Technology and Telecommunications, we believe investors are now less swayed by stock price momentum and are paying greater attention to valuations. Accounting scandals, stock manipulation cases and disreputable brokerage practices have, we believe, added a much needed level of skepticism from investors. This more realistic sentiment has led to an environment in which our fundamental research driven investment approach should be rewarded.

Cyclical conditions are becoming increasingly supportive for virtually all equity markets, with interest rates low and inflation fears at bay. These conditions have provided Industrial and Financial companies in particular an opportunity to repair balance sheets and to work towards improved margins.

Valuations remain relatively attractive, and we believe we are able to find investment opportunities, especially in Europe and the emerging markets. In the current environment, stock selection has become more important in these regions than recent sector-driven influences. Japan remains a mystery from the perspective of developing a substantive solution for its structural difficulties. The macroeconomic environment remains rather depressed, but we believe we can find companies that defy accepted domestic Japanese practices and strive for profit growth.

The prospect of global economic recovery, constrained inflation and low interest rates and energy costs have already benefited emerging markets. We believe improved liquidity and attractive valuations should continue to benefit the emerging markets overall. In addition, many emerging markets have introduced strong fiscal and monetary policies to combat an economic slowdown in line with central banks globally. We continue to invest in emerging markets on an opportunistic basis, favoring at the end of the semi-annual period Mexico, Brazil, South Korea, Russia and Poland.

We will, of course, continue to monitor economic conditions and political initiatives and their effect on financial markets as we seek long-term capital appreciation.

We sincerely value your support of the Global Equity Fund and look forward to serving your investment needs in the years ahead.

/s/ ROBERT REINER
/s/ CAROL FRANKLIN

Robert Reiner and Carol Franklin
Co-Managers of the GLOBAL EQUITY FUND
April 30, 2002

--------------------------------------------------------------------------------

Global Equity Fund
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON 1

[GRAPHIC OMITTED]
PLOT POINTS TO FOLLOW

GLOBAL EQUITY FUND--CLASS A SHARES, MSCI WORLD INDEX
AND LIPPER GLOBAL EQUITY FUNDS AVERAGE
GROWTH OF A $10,000 INVESTMENT (SINCE INCEPTION)

         Global Equity Fund--      MSCI     Lipper Global Equity
           Class A Shares      World Index     Funds Average
         --------------------  -----------  --------------------
3/31/01      $10,000            $10,000           $10,000
4/30/01       10,410             10,734            10,736
5/301/01      10,320             10,584            10,620
6/30/01        9,920             10,264            10,317
7/31/01        9,620             10,127            10,035
8/31/01        9,350              9,639             9,573
9/30/01        8,190              8,788             8,629
10/31/01       8,430              8,956             8,886
11/30/01       8,720              9,485             9,433
12/31/01       8,940              9,543             9,589
1/31/02        8,700              9,253             9,316
2/28/02        8,680              9,172             9,225
3/31/02        9,070              9,594             9,669
4/30/02        9,040              9,250             9,426

                                                            CUMULATIVE TOTAL RETURNS AVERAGE ANNUAL TOTAL RETURN
 Periods Ended                                  6 Months       1 Year          Since        1 Year       Since
 April 30, 2002                                                             Inception 2              Inception 2
----------------------------------------------------------------------------------------------------------------
 Global Equity Fund
   Class A Shares                                 7.24%       (13.16)%        (9.60)%      (13.16)%      (8.89)%
   Class B Shares                                 6.91%       (13.83)%       (10.30)%      (13.83)%      (9.54)%
   Class C Shares                                 6.91%       (13.83)%       (10.30)%      (13.83)%      (9.54)%
   Institutional Class                            7.49%       (12.99)%       (21.00)%      (12.99)%     (16.20)%
----------------------------------------------------------------------------------------------------------------
 MSCI World Index 3                               3.29%       (13.85)%        (7.50)%      (13.85)%      (6.94)%
----------------------------------------------------------------------------------------------------------------
 Lipper Global Equity Funds Average 4             5.57%       (11.91)%        (5.74)%      (11.91)%      (5.35)%
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE FUND'S AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2002, INCLUDING THE MAXIMUM SALES CHARGES APPLICABLE TO EACH CLASS WERE: CLASS A SHARES--ONE YEAR (17.94)%, SINCE INCEPTION (13.52)%; CLASS B SHARES--ONE YEAR (18.14)%, SINCE INCEPTION (12.88)%; CLASS C SHARES--ONE YEAR (14.69)%, SINCE INCEPTION (9.54)%. THE MAXIMUM SALES CHARGE FOR EACH CLASS IS AS FOLLOWS: CLASS A SHARES 5.50%; CLASS B SHARES: A CONTINGENT DEFERRED SALES CHARGE ('CDSC') OF 5.00% DECLINING TO 0.00% AFTER SIX YEARS; AND CLASS C SHARES: A CDSC OF 1.00% FOR SHARES REDEEMED WITHIN ONE YEAR OF PURCHASE.
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions and excludes the impact of any sales charges. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures for the classes differ because each class maintains a distinct sales charge and expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
2    The Fund's inception dates are: Class A Shares: March 30, 2001, Class B
     Shares: March 30, 2001, Class C Shares: March 30, 2001, Institutional Class shares: December 29, 2000. Benchmark returns are for comparative purposes relative to Class A Shares and are for the period beginning March 31, 2001.
3 The MSCI World Index is an unmanaged index of over 1,500 stocks traded in approximately 23 developed world markets. Benchmark returns do not reflect expenses that have been deducted from the Fund's returns.
4 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges.

--------------------------------------------------------------------------------

Global Equity Fund
--------------------------------------------------------------------------------
ADDITIONAL PERFORMANCE COMPARISON 1

The Shareholder Letter included in this report contains statistics designed to help you evaluate the performance of your Fund's management. To further assist in this evaluation, the Securities and Exchange Commission (SEC) requires that we include the total return of each of the Fund's classes, according to a standardized formula, for various time periods through the end of the most recent fiscal quarter.

The SEC standardized total return figures shown below include the impact of the 5.50% maximum initial sales charge for the Fund's Class A Shares and the maximum contingent deferred sales charge applicable to each of the specified time periods for the Class B and Class C Shares. The contingent deferred sales charge for Class B Shares declines over time from a maximum of 5.00% to 0.00% after six years. The contingent deferred sales charge for Class C Shares is 1.00% for shares redeemed within one year of purchase. Returns would be higher for Class A Shares investors who qualified for a lower initial sales charge or for Class B or Class C Shares investors who continued to hold their shares past the end of the specified time period.

The SEC total return figures may differ from total return figures in the Shareholder Letter and Performance Comparison sections because the SEC figures include the impact of sales charges while the total return figures in the other sections do not. These figures include the reinvestment of dividend and capital gain distributions.

   TOTAL RETURNS                            AVERAGE ANNUAL TOTAL RETURNS 1
   Periods Ended                                       1 Year      Since
   April 30, 2002                                              Inception 2
--------------------------------------------------------------------------
 Global Equity Fund
--------------------------------------------------------------------------
   Class A Shares                                      (17.94)%   (13.52)%
--------------------------------------------------------------------------
   Class B Shares                                      (18.14)%   (12.88)%
--------------------------------------------------------------------------
   Class C Shares                                      (14.69)%    (9.54)%
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance figures for the classes differ because each class maintains a distinct sales charge and expense structure. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
2    The Fund's inception dates are:Class A Shares: March 30, 2001, Class B
     Shares: March 30, 2001, Class C Shares: March 30, 2001.

--------------------------------------------------------------------------------

Global Equity Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2002 (Unaudited)




    SHARES    SECURITY                           VALUE

              INVESTMENTS IN UNAFFILIATED ISSUERS
              COMMON STOCK--93.85%
              AUSTRALIA--1.30%
     5,000    Amcor Ltd. ................... $  19,894
     6,204    Brambles Industries, Ltd. ....    33,511
                                             ---------
                                                53,405
                                             ---------
              BELGIUM--0.82%
     1,130    Interbrew 1 ..................    33,631
                                             ---------
              BRAZIL--2.14%
     1,400    Cia Vale Rio Doce SP ADR .....    37,590
     1,145    Embraer Aircraft Corp. ADR ...    26,369
       976    Petroleo Brasileiro SA ADR ...    24,010
                                             ---------
                                                87,969
                                             ---------
              CANADA--0.80%
     1,132    Manulife Financial Corp. .....    32,871
                                             ---------
              CHINA--0.45%
   102,000    Aluminum Corp. Of China Ltd. .    18,310
                                             ---------
              CROATIA--0.49%
     1,100    Zagrebacka Banka GDR 2 .......    20,079
                                             ---------
              FINLAND--0.51%
     1,291    Nokia Corp. ADR ..............    20,992
                                             ---------
              FRANCE--8.14%
       464    Aventis SA ...................    32,967
       760    BNP Paribas SA ...............    39,719
       457    Dassault Systemes SA .........    20,524
       300    Groupe Danone ................    39,737
       442    Peugeot SA ...................    21,985
       876    Sanofi-Synthelabo SA 1 .......    56,082
       724    Societe Generale--A ..........     49,581
       224    Total Fina ELF ...............    33,949
       628    Vinci SA .....................    40,177
                                             ---------
                                               334,721
                                             ---------
              GERMANY--6.80%
       160    Allianz AG ...................    37,629
       597    E. On AG .....................    30,905
       845    Fraport AG 1 .................    18,997
       600    Fresenius Medical Care AG ....    27,032
       700    Henkel KGaA ..................    46,038
     1,439    Infineon Technologies AG .....    26,114
       155    SAP AG .......................    20,070
       720    Schering AG ..................    43,857
       476    Siemens AG ...................    28,823
                                             ---------
                                               279,465
                                             ---------


    SHARES    SECURITY                           VALUE

              HONG KONG--1.69%
     8,000    Cathay Pacific Airways Ltd. .. $  13,847
     9,000    Cnooc Ltd. ...................    11,886
     2,000    Hutchison Whampoa Ltd. .......    17,566
     3,000    Sun Hung Kai Properties Ltd. .    26,157
                                             ---------
                                                69,456
                                             ---------
              HUNGARY--0.75%
     3,490    OTP Bank Rt. .................    30,984
                                             ---------
              IRELAND--1.57%
     3,767    Bank Of Ireland ..............    43,787
     1,187    CRH Plc ......................    20,589
                                             ---------
                                                64,376
                                             ---------
              ITALY--3.86%
     2,805    ENI SPA ......................    43,094
     1,947    Riunione Adriatica di
                Sicurta SPA ................    25,263
     5,100    Snam Rete Gas SPA ............    14,475
     2,575    Telecom Italia SPA ...........    20,488
    11,987    Unicredito Italiano SPA ......    55,626
                                             ---------
                                               158,946
                                             ---------
              JAPAN--8.03%
     2,000    Bridgestone Corp. ............    28,209
     3,000    Hitachi Ltd. .................    22,219
     4,000    JGC Corp. ....................    28,193
     2,000    Matsushita Electric
                Industrial Co., Ltd. .......    26,791
       200    Nintendo Co., Ltd. ...........    28,037
     6,000    Nissan Motor Co., Ltd. .......    46,168
         5    NTT Docomo, Inc. .............    12,656
     1,600    Pioneer Corp. ................    31,589
     1,600    Sega Corp. ...................    35,888
       800    Sony Corp. ...................    42,991
     1,000    Yamanouchi Pharmaceutical Co.
                Ltd. .......................    27,570
                                             ---------
                                               330,311
                                             ---------
              KOREA--1.57%
       518    Kookmin Bank .................    23,577
       140    Samsung Electronics Co. Ltd. .    41,328
                                             ---------
                                                64,905
                                             ---------
              LUXEMBOURG--0.79%
     2,355    Arcelor ......................    32,467
                                             ---------
              MEXICO--1.87%
     1,176    Cemex SA de CV ADR ...........    37,279
    13,200    Grupo Financiero BBVA
                Bancomer 1 .................    13,108
     2,500    Tubos de Acero de Mexico SA
                ADR ........................    26,375
                                             ---------
                                                76,762
                                             ---------

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Global Equity Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2002 (Unaudited)

    SHARES    SECURITY                           VALUE

              NETHERLANDS--2.35%
       405    Koninklijke Ahold NV ......... $  10,127
     1,537    Phillips Electronics NV ......    47,462
     1,798    TNT Post Group NV ............    38,964
                                             ---------
                                                96,553
                                             ---------
              NORWAY--1.00%
     1,160    Gjensidige NOR Sparebank ASA .    41,262
                                             ---------
              POLAND--0.96%
     1,451    Bank Polaska Kasa Opieki SA
                ADR 1,2 ....................    39,540
                                             ---------
              RUSSIA--0.37%
       800    Surgutneftegas JSC ...........    15,360
                                             ---------
              SINGAPORE--0.52%
       303    Lukoil Holding ADR 1 .........    21,547
                                             ---------
              SPAIN--3.05%
       872    Banco Popular Espanol SA .....    35,759
     1,901    Iberdrola SA .................    26,071
     1,820    Sogecable SA 1 ...............    37,768
     2,410    Telefonica SA 1 ..............    25,798
                                             ---------
                                               125,396
                                             ---------
              SWEDEN--0.91%
     2,330    Ericsson LM-B ................     5,851
     3,310    Skandinaviska Enskilda Banken
                AB--A ......................    31,730
                                             ---------
                                                37,581
                                             ---------
              SWITZERLAND--2.11%
       140    Nestle SA ....................    33,096
       800    STMicroelectronics NV ........    24,870
       600    UBS AG-Registered ............    28,924
                                             ---------
                                                86,890
                                             ---------
              UNITED KINGDOM--7.46%
     7,700    BHP Billiton PLC .............    41,238
     5,493    BP Amoco PLC ADR .............    46,869
     2,870    British Sky Broadcasting Group
                PLC 1 ......................    32,058
     1,700    Exel PLC .....................    21,653
       824    Glaxosmithkline PLC 1 ........    19,934
    10,809    Granada PLC ..................    20,202
     1,822    Reckitt & Benckiser PLC ......    32,261
     1,598    Royal Bank of Scotland Group
                PLC ........................    45,830
     2,801    Shell Transport & Trading Co.
                PLC ........................    19,960
    16,618    Vodafone Group ...............    26,821
                                             ---------
                                               306,826
                                             ---------



    SHARES    SECURITY                            VALUE

              UNITED STATES--33.54%
       500    Ambac Financial Group, Inc. .. $   31,430
       943    Amdocs Ltd. 1 ................     20,492
       660    American International Group,
                Inc. .......................     45,619
     1,200    AOL Time Warner, Inc. ........     22,824
     1,200    AT&T Wireless Services, Inc. 1     10,740
     1,840    Cadence Design Systems, Inc. 1     37,683
       810    Caterpillar, Inc. ............     44,242
       254    ChevronTexaco Corp. ..........     22,024
     1,930    Citigroup, Inc. ..............     83,569
     3,700    Compaq Computer Corp. ........     37,555
     1,203    CONSOL Energy, Inc. ..........     27,657
     1,300    Continental Airlines, Inc. ...     33,800
       800    Duke Power Co. ...............     30,664
       300    Electronic Data Systems Corp.      16,278
     3,000    EMC Corp. ....................     27,420
       440    Freddie Mac ..................     28,754
       510    IBM Corp. ....................     42,718
       900    John Hancock Financial 1 .....     34,740
       900    JP Morgan Chase & Co. ........     31,590
       400    Lear Corp. 1 .................     20,564
       600    Merrill Lynch & Co., Inc. ....     25,164
       900    Navistar International Corp. .     35,910
       800    Parker-Hannifin Corp. ........     39,960
     1,840    Pfizer, Inc. .................     66,884
     1,100    Pharmacia Corp. ..............     45,353
     1,370    Philip Morris Cos., Inc. .....     74,569
       685    Procter & Gamble Co. .........     61,828
     1,000    Prudential Financial, Inc. ...     32,100
       800    Raytheon Co. .................     33,840
       600    Schlumberger Ltd. ............     32,850
       600    Tenet Healthcare Corp. 1 .....     44,022
       690    United Technologies Corp. ....     48,417
       650    Verizon Communications .......     26,072
       600    Viacom, Inc.--Class B 1 ......     28,260
       600    Wachovia Corp. ...............     22,824
       800    Wellpoint Health Networks,
                Inc. 1 .....................     60,064
     1,000    Wells Fargo & Co. ............     51,150
                                             ----------
                                              1,379,630
                                             ----------
TOTAL COMMON STOCK
   (Cost $3,750,471) .......................  3,860,235
                                             ----------

              CALL OPTIONS--0.00%
         3    Nikkei 225 Index (Options on
               Nikkei Exchange with Strike
               Price of 15,748 and
               Expiration of 5/02) .........          3
                                             ----------
TOTAL OPTIONS
   (Cost $2,053) ...........................          3
                                             ----------
TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS
   (Cost $3,752,524) ............  93.85%    $3,860,238

OTHER ASSETS IN EXCESS
   OF LIABILITIES ...............   6.15        252,950
                                  ------     ----------
NET ASSETS ...................... 100.00%    $4,113,188
                                  ======     ==========

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Global Equity Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2002 (Unaudited)


--------------------------------------------------------------------------------
1 Non-income producing security.
2 144A--Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutions. Represents 1.45% of net assets at period end.
Abbreviations:
ADR--American Depository Receipt
GDR--Global Depository Receipt


 SECTOR DIVERSIFICATION
 As of April 30, 2002
 (percentages are based on market value of total investments in the Fund)

   Financials ................................  24.53%
   Industrials ...............................  12.26
   Consumer Discretionary ....................  11.45
   Health Care ...............................  10.28
   Information Technology ....................   8.86
   Consumer Staples ..........................   8.05
   Energy ....................................   7.24
   Cash Equivalents ..........................   6.15
   Materials .................................   5.71
   Telecommunications Services ...............   2.98
   Utilities .................................   2.49
                                               ------
                                               100.00%
                                               ======

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Global Equity Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)



                                                                  APRIL 30, 2002

ASSETS
   Investments, at value (cost $3,752,524) .......................................   $ 3,860,238
   Cash 1 ........................................................................       233,495
   Dividend and interest receivable ..............................................         9,508
   Unrealized appreciation on forward foreign currency contracts .................         7,255
   Receivable for foreign taxes withheld .........................................         2,409
   Due from advisor ..............................................................         8,253
   Prepaid expenses and other ....................................................        36,224
                                                                                     -----------
Total assets .....................................................................     4,157,382
                                                                                     -----------
LIABILITIES
   Unrealized depreciation on forward foreign currency contracts .................         6,198
   Accrued expenses and other ....................................................        37,996
                                                                                     -----------
Total liabilities ................................................................        44,194
                                                                                     -----------
NET ASSETS .......................................................................   $ 4,113,188
                                                                                     ===========
COMPOSITION OF NET ASSETS
   Paid-in capital ...............................................................   $ 5,172,998
   Undistributed net investment income ...........................................           350
   Accumulated net realized loss from investment and foreign currency transactions    (1,169,541)
   Net unrealized appreciation on investments and foreign currencies .............       109,381
                                                                                     -----------
NET ASSETS .......................................................................   $ 4,113,188
                                                                                     ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE (net assets divided by shares outstanding)
   Class A Shares 2 ..............................................................   $      9.04
                                                                                     ===========
   Class B Shares 3 ..............................................................   $      8.97
                                                                                     ===========
   Class C Shares 4 ..............................................................   $      8.97
                                                                                     ===========
   Institutional Class Shares 5 ..................................................   $      7.89
                                                                                     ===========

--------------------------------------------------------------------------------
1 Includes foreign cash of $102,907 with a cost of $102,446.
2 Net asset value and redemption price per share (based on net assets of $59,743 and 6,605 shares outstanding). Maximum offering price per share was $9.57 (9.04/0.945). Maximum offering price per share reflects the effect of the 5.50% front-end sales charge.
3 Net asset value and offering price per share (based on net assets of $56,386 and 6,285 shares outstanding). Redemption value is $8.52 following a 5.00% maximum contingent deferred sales charge.
4 Net asset value and offering price
  per share (based on net assets of $44,856 and 5,000 shares outstanding). Redemption value is $8.88 following a 1.00% maximum contingent deferred charge.
5 Net asset value per share (based on net assets of $3,952,203 and 500,646 shares outstanding).

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Global Equity Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (Unaudited)

                                                                     FOR THE SIX
                                                                    MONTHS ENDED
                                                                  APRIL 30, 2002

INVESTMENT INCOME
   Dividends (net of foreign withholding tax of $2,219) .....................   $  29,002
   Dividends from affiliated investment companies ...........................         320
                                                                                ---------
Total income ................................................................      29,322
                                                                                ---------
EXPENSES
   Investment advisory fees .................................................      11,871
   Administrative fees ......................................................      16,919
   Registration fees ........................................................      13,801
   Printing and shareholder reports .........................................      12,794
   Professional fees ........................................................      22,560
   Directors' fees ..........................................................       5,398
   Interest expense .........................................................         271
   Distribution fees:
     Class A ................................................................          57
     Class B ................................................................         175
     Class C ................................................................         163
   Service fees:
     Class B ................................................................          59
     Class C ................................................................          54
   Miscellaneous ............................................................       5,922
                                                                                ---------
Total expenses ..............................................................      90,044
Less: fee waivers and/or expense reimbursements .............................     (66,783)
                                                                                ---------
Net expenses ................................................................      23,261
                                                                                ---------
NET INVESTMENT INCOME .......................................................       6,061
                                                                                ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
   Net realized gain (loss) from:
     Investment transactions ................................................    (187,445)
     Option transactions ....................................................     (45,127)
     Foreign currency transactions ..........................................       1,468
     Forward foreign currency transactions ..................................      24,672
   Net change in unrealized appreciation/depreciation on investments
     and foreign currencies .................................................     484,249
                                                                                ---------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES ......     277,817
                                                                                ---------
NET INCREASE IN NET ASSETS FROM OPERATIONS ..................................   $ 283,878
                                                                                =========


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Global Equity Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                  FOR THE PERIOD
                                                                     FOR THE SIX             DECEMBER 29, 2000 2
                                                                    MONTHS ENDED                         THROUGH
                                                                APRIL 30, 2002 1                OCTOBER 31, 2001
                                                                ----------------             -------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Net investment income ..........................................  $     6,061                     $    22,337
   Net realized loss from investment and foreign
     currency transactions ........................................     (206,432)                       (994,174)
   Net change in unrealized appreciation/depreciation on
     investments and foreign currencies ...........................      484,249                        (374,868)
                                                                     -----------                     -----------
Net increase (decrease) in net assets from operations .............      283,878                     $(1,346,705)
                                                                     -----------                     -----------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ..........................................       (5,000)                             --
                                                                     -----------                     -----------
CAPITAL SHARE TRANSACTIONS
   Net increase resulting from Class A Shares .....................       14,538                          50,000
   Net increase resulting from Class B Shares .....................       11,477                          50,000
   Net increase resulting from Class C Shares .....................           --                          50,000
   Net increase resulting from Institutional Class Shares .........        5,000                       5,000,000
                                                                     -----------                     -----------
Net increase in net assets from capital share transactions ........       31,015                       5,150,000
                                                                     -----------                     -----------
TOTAL INCREASE IN NET ASSETS ......................................      309,893                       3,803,295
NET ASSETS
   Beginning of period ............................................    3,803,295                              --
                                                                     -----------                     -----------
   End of period (including undistributed net investment
     (expenses in excess of) income of $350 and $(711),
     respectively) ................................................  $ 4,113,188                     $ 3,803,295
                                                                     ===========                     ===========

--------------------------------------------------------------------------------
1 Unaudited.
2 Institutional Class Shares began operations on December 29, 2000.
  Class A, Band C Shares began operations on March 30, 2001.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Global Equity Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


 CLASS A SHARES                                                                                    FOR THE PERIOD
                                                                     FOR THE SIX                 MARCH 30, 2001 2
                                                                    MONTHS ENDED                          THROUGH
                                                                APRIL 30, 2002 1                 OCTOBER 31, 2001
                                                                ----------------                 ----------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD .................................... $ 8.43                         $ 10.00
                                                                          ------                          ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income ................................................   0.01                            0.03
   Net realized and unrealized gain (loss) on
     investments and foreign currencies .................................   0.60                           (1.60)
                                                                          ------                          ------
Total from investment operations ........................................   0.61                           (1.57)
                                                                          ------                          ------
NET ASSET VALUE, END OF PERIOD .......................................... $ 9.04                          $ 8.43
                                                                          ======                          ======
TOTAL INVESTMENT RETURN3 ................................................   7.24%                         (15.70)%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s omitted) ............................. $   60                          $   42
   Ratios to average net assets:
     Net investment income ..............................................   0.12% 4                         0.62% 4
     Expenses after waivers and/or reimbursements
        (includes interest expense paid by the Fund) ....................   1.41% 4                         1.41% 4
     Expenses after waivers and/or reimbursements
        (excludes interest expenses paid by the Fund) ...................   1.40% 4                         1.40% 4
     Expenses before waivers and/or reimbursements
        (includes interest expense paid by the Fund) ....................   4.78% 4                         4.79% 4
   Portfolio turnover rate ..............................................     76%                            169%

--------------------------------------------------------------------------------
1 Unaudited.
2 Commencement of operations.
3 Total return does not reflect sales charges.
4 Annualized.


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Global Equity Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


 CLASS B SHARES                                                                                    FOR THE PERIOD
                                                                     FOR THE SIX                 MARCH 30, 2001 2
                                                                    MONTHS ENDED                          THROUGH
                                                                APRIL 30, 2002 1                 OCTOBER 31, 2001
                                                                ----------------                 ----------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD .................................... $ 8.39                          $10.00
                                                                          ------                          ------
INCOME FROM INVESTMENT OPERATIONS
   Expenses in excess of income .........................................  (0.01)                          (0.01)
   Net realized and unrealized gain (loss)
     on investments and foreign currencies ..............................   0.59                           (1.60)
                                                                          ------                          ------
Total from investment operations. .......................................   0.58                           (1.61)
                                                                          ------                          ------
NET ASSET VALUE, END OF PERIOD .......................................... $ 8.97                          $ 8.39
                                                                          ======                          ======
TOTAL INVESTMENT RETURN3 ................................................   6.91%                         (16.10)%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s omitted) ............................. $   56                          $   42
   Ratios to average net assets:
     Expenses in excess of income .......................................  (0.60)% 4                       (0.13)% 4
     Expenses after waivers and/or reimbursements
        (includes interest expense paid by the Fund) ....................   2.16% 4                         2.16% 4
     Expenses after waivers and/or reimbursements
        (excludes interest expense paid by the Fund) ....................   2.15% 4                         2.15% 4
     Expenses before waivers and/or reimbursements
        (includes interest expense paid by the Fund) ....................   5.53% 4                         5.54% 4
   Portfolio turnover rate ..............................................     76%                            169%

--------------------------------------------------------------------------------
1 Unaudited.
2 Commencement of operations.
3 Total return does not reflect sales charges.
4 Annualized.


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Global Equity Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


 CLASS C SHARES                                                                                    FOR THE PERIOD
                                                                     FOR THE SIX                 MARCH 30, 2001 2
                                                                    MONTHS ENDED                          THROUGH
                                                                APRIL 30, 2002 1                 OCTOBER 31, 2001
                                                                ----------------                 ----------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ...................................  $ 8.39                          $10.00
                                                                          ------                          ------
INCOME FROM INVESTMENT OPERATIONS
   Expenses in excess of income ........................................   (0.03)                          (0.01)
   Net realized and unrealized gain (loss) on investments
     and foreign currencies ............................................    0.61                           (1.60)
                                                                          ------                          ------
Total from investment operations. ......................................    0.58                           (1.61)
                                                                          ------                          ------
NET ASSET VALUE, END OF PERIOD .........................................  $ 8.97                          $ 8.39
                                                                          ======                          ======
TOTAL INVESTMENT RETURN 3 ..............................................    6.91%                         (16.10)%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s omitted) ............................  $   45                          $   42
   Ratios to average net assets:
   Expenses in excess of income ........................................   (0.67)% 4                       (0.13)% 4
     Expenses after waivers and/or reimbursements
        (includes interest expense paid by the Fund) ...................    2.16% 4                         2.16% 4
     Expenses after waivers and/or reimbursements
        (excludes interest expense paid by the Fund) ...................    2.15% 4                         2.15% 4
     Expenses before waivers and/or reimbursements
        (includes interest expense paid by the Fund) ...................    5.53% 4                         5.54% 4
   Portfolio turnover rate .............................................      76%                            169%

--------------------------------------------------------------------------------
1 Unaudited.
2 Commencement of operations.
3 Total return does not reflect sales charges.
4 Annualized.


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Global Equity Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


 INSTITUTIONAL CLASS SHARES                                                                        FOR THE PERIOD
                                                                     FOR THE SIX              DECEMBER 29, 2000 2
                                                                    MONTHS ENDED                          THROUGH
                                                                APRIL 30, 2002 1                 OCTOBER 31, 2001
                                                                ----------------              -------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ...................................  $ 7.35                          $10.00
                                                                          ------                          ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income ...............................................    0.01                            0.04
   Net realized and unrealized gain (loss) on investments
     and foreign currencies ............................................    0.54                           (2.69)
                                                                          ------                          ------
Total from investment operations .......................................    0.55                           (2.65)
                                                                          ------                          ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ...............................................   (0.01)                          --
                                                                          ------                          ------
NET ASSET VALUE, END OF PERIOD .........................................  $ 7.89                          $ 7.35
                                                                          ======                          ======
TOTAL INVESTMENT RETURN ................................................    7.49%                         (26.50)%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s omitted) ............................  $3,952                          $3,677
   Ratios to average net assets:
     Net investment income .............................................    0.33% 3                         0.61% 3
     Expenses after waivers and/or reimbursements
        (includes interest expense paid by the Fund) ...................    1.16% 3                         1.16% 3
     Expenses after waivers and/or reimbursements
        (excludes interest expense paid by the Fund) ...................    1.15% 3                         1.15% 3
     Expenses before waivers and/or reimbursements
        (includes interest expense paid by the Fund) ...................    4.53% 3                         4.49% 3
   Portfolio turnover rate .............................................      76%                            169%

--------------------------------------------------------------------------------
1 Unaudited.
2 Commencement of operations.
3 Annualized.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Global Equity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
A. ORGANIZATION

BT Investment Funds (the 'Company') is registered under the Investment Company Act of 1940 (the 'Act'), as amended, as a diversified, open-end management investment company. The Company is organized as a business trust under the laws of the Commonwealth of Massachusetts. Global Equity Fund (the 'Fund') is one of the funds the Company offers to investors.

The Fund offers four classes of shares to investors. The Class A Shares have a maximum front-end sales charge of 5.50%. The Class B Shares have a maximum contingent deferred sales charge of 5.00%. The Class C Shares have a maximum contingent deferred sales charge of 1.00%. The Institutional Shares have no sales charge. All shares have equal rights with respect to voting except that shareholders vote separately on matters affecting their rights as holders of a particular series or class.

The investment objective of the Fund is to seek long-term capital appreciation by investing primarily in stocks and other equity securities of companies in developed countries, both inside and outside the US. Details concerning the Fund's investment objective and policies and the risk factors associated with the Fund's investments are described in the Prospectus and Statement of Additional Information.

B. VALUATION OF SECURITIES
The Fund values its investments at market value.

When valuing listed equity securities, the Fund uses the last sale price prior to the calculation of the Fund's net asset value. When valuing equity securities that are not listed or that are listed but have not traded, the Fund uses the bid price in the over-the-counter market.

When valuing securities for which market quotations are not readily available or for which the market quotations that are available are considered unreliable, the Fund determines a fair value in good faith under procedures established by and under the general supervision of the Board. The Fund may use these procedures to establish the fair value of securities when, for example, a significant event occurs between the time the market closes and the time the Fund values its investments. After consideration of various factors, the Fund may value the securities at their last reported price or at fair value. On April 30, 2002, there were no fair valued securities.

C. SECURITIES TRANSACTIONS, INVESTMENT INCOME AND OTHER
Securities transactions are recorded on trade date. Realized gains and losses are determined by comparing the proceeds of a sale or the cost of a purchase with a specific offsetting transaction.

Dividend income, net of any foreign taxes withheld, is recorded on the ex-dividend date or, in the case of certain foreign securities, upon receipt of ex-dividend notification. Estimated expenses are also accrued daily.

Distribution or service fees specifically attributable to a class are allocated to that class. All other expenses, income, gains and losses are allocated among the classes based upon their relative net assets.

D. DISTRIBUTIONS
The Fund pays annual dividends from its net investment income and makes annual distributions of any net realized capital gains to the extent they exceed capital loss carryforwards. The Fund records dividends and distributions on its books on the ex-dividend date.

E. FEDERAL INCOME TAXES
It is the Fund's policy to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income taxes have been accrued.

F. FOREIGN CURRENCY TRANSLATION
The Fund maintains its accounting records in US dollars. The Fund determines the US dollar value of foreign currency denominated assets, liabilities and transactions by using prevailing exchange rates. In valuing assets and liabilities, the Fund uses the prevailing exchange rate on the valuation date. In valuing securities transactions, the receipt of income and the payment of expenses, the Fund uses the prevailing exchange rate on the transaction date.

--------------------------------------------------------------------------------

Global Equity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

Net realized and unrealized gains and losses on foreign currency translation shown on the Fund's financial statements result from the sale of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the US dollar equivalent of the amounts actually received or paid.

When calculating realized and unrealized gains or losses on investments in equity securities, the Fund does not separate the gain or loss attributable to changes in the foreign currency price of the security from the gain or loss attributable to the change in the US dollar value of the foreign currency.

G. FORWARD FOREIGN CURRENCY CONTRACTS
The Fund may use forward foreign currency contracts to manage foreign exchange rate risk. The Fund may use these contracts to fix the US dollar value of a securities transaction for the period between the date of the transaction and the date the security is received or delivered or to hedge the US dollar value of securities it already owns. The use of forward foreign currency contracts does not eliminate fluctuations in the prices of the underlying securities, but does establish a rate of exchange that can be achieved in the future.

The Fund may also use forward foreign currency contracts to enhance its performance.

The Fund determines the net US dollar value of forward foreign currency contracts using prevailing exchange rates.

H. OPTIONS CONTRACTS
The Fund may purchase option contracts that allow it to either buy the underlying security (in the case of a call) or sell the underlying security (in the case of a put) at a specified price on or before a specified expiration date. When the Fund buys a call, it increases its exposure to the underlying security. When the Fund buys a put, it limits its exposure to the underlying security.

The Fund treats a purchased option as an investment. When the Fund either sells the option or allows it to expire, it records a gain or loss. When the Fund purchases a security through the exercise of a call, it adds the premium it paid for the call to the exercise price it paid for the security to determine its cost basis. When the Fund sells a security through the exercise of a put, it subtracts the premium it paid for the put from the price it receives for the security to determine its profit or loss.

The Fund may also write option contracts that obligate it to either buy the underlying security (in the case of a put) or sell the underlying security (in the case of a call). When the Fund writes a put, it increases its exposure to the underlying security. When the Fund writes a call, it limits its exposure to the underlying security.

The Fund treats a written option as a liability. When the Fund buys an option it has written or when the option expires, the Fund records a gain or loss. When the Fund purchases a security because a put it has written is exercised, it subtracts the premium it received when it wrote the put from the exercise price it pays for the security to determine its cost basis. When the Fund sells a security because a call it has written is exercised, it adds the premium it received when it wrote the call to the price it receives for the security to determine its profit or loss.

I. FUTURES CONTRACTS
The Fund may buy or sell financial futures contracts on established futures exchanges. Under the terms of a financial futures contract, the Fund agrees to receive or deliver a specific amount of a financial instrument at a specific price on a specific date.

When the Fund enters into a futures contract, it is required to make a margin deposit equal to a percentage of the face value of the contract. While the contract is outstanding, the Fund may be required to make additional deposits or may have part of its deposit returned as a result of changes in the relationship between the face value of the contract and the value of the underlying security. The Fund records these payments as unrealized gains or losses. When entering into a closing transaction, the Fund realizes a gain or loss.

--------------------------------------------------------------------------------

Global Equity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

J. ESTIMATES

In preparing its financial statements in conformity with accounting principles generally accepted in the United States, management makes estimates and assumptions. Actual results may be different.

NOTE 2--FEES AND TRANSACTIONS
        WITH AFFILIATES
Deutsche Asset Management, Inc., an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Fund's Advisor. The Fund pays the Advisor an annual fee based on its average daily net assets which is calculated daily and paid monthly at the annual rate of 0.60%.

Investment Company Capital Corp., an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Fund's Administrator. The Fund pays the Administrator an annual fee based on its average daily net assets which is calculated daily and paid monthly at the annual rate of 0.85% for the Institutional Shares and 1.00% for Class A, B and C Shares.

The Advisor and Administrator have contractually agreed to waive their fees and/or reimburse expenses of the Fund through February 28, 2003, to the extent necessary, to limit all expenses as follows: Institutional Shares to 1.15% of the average daily net assets of the Class; Class A Shares to 1.40% of the average daily net assets of the Class; and Class B Shares and Class C Shares to 2.15% of the average daily net assets of each Class.

Deutsche Bank Trust Company Americas, an affiliate of ICCC, is the Fund's custodian. The Fund pays the custodian an annual fee.

Certain officers and directors of the Fund are also officers or directors of ICCC or affiliated with Deutsche Bank AG. These persons are not paid by the Fund for serving in these capacities.

NOTE 3--OTHER FEES
ICC Distributors, Inc. is the Fund's Distributor. The Fund pays the Distributor an annual fee, pursuant to Rule 12b-1, based on its average daily net assets, which is calculated daily and paid monthly at the following annual rates: 0.25% of the Class A Shares' average daily net assets and 0.75% of the Class B and Class C Shares' average daily net assets. The Fund also pays the Distributor a shareholder servicing fee based on the average daily net assets of the Class B and Class C Shares which is calculated daily and paid monthly at the annual rate of 0.25%. The Fund does not pay fees on the Institutional Shares.

NOTE 4--CAPITAL SHARE TRANSACTIONS
There were an unlimited number of capital shares authorized. Transactions in capital shares were as follows:

                                                                  Class A Shares
                            ----------------------------------------------------
                                                            For the Period Ended
                            For the Six Months Ended    March 30, 2001 2 through
                                    April 30, 2002 1            October 31, 2001
                            ------------------------    ------------------------
                                Shares        Amount        Shares        Amount
                               -------       -------       -------       -------
Sold                             1,605       $14,538         5,000       $50,000
                               -------       -------       -------       -------
Net increase                     1,605       $14,538         5,000       $50,000
                               =======       =======       =======       =======

                                                                  Class B Shares
                            ----------------------------------------------------
                                                            For the Period Ended
                            For the Six Months Ended    March 30, 2001 2 through
                                    April 30, 2002 1            October 31, 2001
                            ------------------------    ------------------------
                                Shares        Amount        Shares        Amount
                               -------       -------       -------       -------
Sold                             1,285       $11,477         5,000       $50,000
                               -------       -------       -------       -------
Net increase                     1,285       $11,477         5,000       $50,000
                               =======       =======       =======       =======

                                                                  Class C Shares
                            ----------------------------------------------------
                                                            For the Period Ended
                            For the Six Months Ended    March 30, 2001 2 through
                                    April 30, 2002 1            October 31, 2001
                            ------------------------    ------------------------
                                Shares        Amount        Shares        Amount
                               -------       -------       -------       -------
Sold                                --           $--         5,000       $50,000
                               -------       -------       -------       -------
Net increase                        --           $--         5,000       $50,000
                               =======       =======       =======       =======

--------------------------------------------------------------------------------
1 Unaudited.
2 Commencement of operations.

--------------------------------------------------------------------------------

Global Equity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

                                                      Institutional Class Shares
                            ----------------------------------------------------
                                                            For the Period Ended
                            For the Six Months Ended  December 29, 20002 through
                                    April 30, 2002 1            October 31, 2001
                            ------------------------    ------------------------
                                Shares        Amount        Shares        Amount
                               -------       -------       -------       -------
Sold                                --        $   --       500,000    $5,000,000
Reinvested                         646         5,000            --            --
                                   ---        ------       -------    ----------
Net increase                       646        $5,000       500,000    $5,000,000
                                   ===        ======       =======    ==========

--------------------------------------------------------------------------------
1 Unaudited.
2 Commencement of operations.

NOTE 5--PURCHASES AND SALES OF
        INVESTMENT SECURITIES
The aggregate cost of purchases and proceeds from sales of investments, other than US Government and short-term obligations, for the six months ended April 30, 2002, were $2,943,764 and $2,817,958, respectively.

For federal income tax purposes, the tax basis of investments held at April 30, 2002 was $3,752,524. The aggregate gross unrealized appreciation for all investments at April 30, 2002 was $353,773 and the aggregate gross unrealized depreciation for all investments was $246,059.

NOTE 6--LINE OF CREDIT
The Fund participates with other affiliated entities in an unsecured revolving credit facility with a syndicate of banks in the amount of $200,000,000, which expires April 25, 2003. A commitment fee is apportioned among the participants based on their relative net assets. The Fund did not borrow during the period.

NOTE 7--OPEN FORWARD FOREIGN CURRENCY CONTRACTS
The Fund had the following open contracts at April 30, 2002:


                                                                                                        Unrealized
                                                                                                     Appreciation/
                                                  In Exchange For     Settlement       Contract       Depreciation
Contracts to Deliver                                        (US$)           Date    Value (US$)              (US$)
------------------------------------------------------------------------------------------------------------------
Sales
------------------------------------------------------------------------------------------------------------------
Swiss Franc                  64,236        US Dollar    $ 38,921          6/5/02      $ 39,691            $  (770)
Chilean Peso             37,882,506        US Dollar      58,029          6/5/02        58,565               (536)
Czech Republic Koruna     1,592,805        US Dollar      46,861          6/5/02        46,812                 49
Euro                         57,573        US Dollar      51,094          6/5/02        51,767               (673)
Euro                         32,318        US Dollar      28,962          6/5/02        29,059                (97)
British Pound                19,744        US Dollar      28,639          6/5/02        28,707                (68)
Japanese Yen             34,061,620        US Dollar     262,649          6/5/02       265,418             (2,769)
Japanese Yen              6,398,352        US Dollar      49,952          6/5/02        49,858                 94
Mexican New Peso            661,451        US Dollar      71,003          6/5/02        70,069                934
New Zealand Dollar           56,800        US Dollar      25,469          6/5/02        25,329                140
Polish Zlotty               124,209        US Dollar      30,783          6/5/02        30,761                 22
------------------------------------------------------------------------------------------------------------------
                                                                                   Total Sales            $(3,674)
------------------------------------------------------------------------------------------------------------------
Contracts to Receive
------------------------------------------------------------------------------------------------------------------
Purchases
------------------------------------------------------------------------------------------------------------------
Australian Dollar           110,373        US Dollar    $ 59,564          6/5/02      $ 59,288            $  (276)
Swiss Franc                  44,313        US Dollar      27,152          6/5/02        27,381                229
Chilean Peso             37,882,506        US Dollar      57,792          6/5/02        58,565                773
Czech Republic Koruna     1,770,875        US Dollar      52,052          6/5/02        52,045                 (7)
Czech Republic Koruna     1,400,967        US Dollar      41,423          6/5/02        41,174               (249)
Danish Krone                204,251        US Dollar      24,398          6/6/02        24,689                291
British Pound                66,194        US Dollar      95,686          6/5/02        96,241                555
Hungarian Forint         22,055,116        US Dollar      80,782          6/5/02        81,123                341
Japanese Yen             14,262,048        US Dollar     109,553          6/5/02       111,134              1,581
South Korean Won         78,845,340        US Dollar      60,592          6/5/02        61,002                410
Mexican New Peso            661,451        US Dollar      70,823          6/5/02        70,069               (754)
Norwegian Krone             324,851        US Dollar      37,815          6/5/02        38,448                633
New Zealand Dollar           80,866        US Dollar      36,028         6/5/02         36,061                 33
Polish Zlotty               284,611        US Dollar      69,811          6/5/02        70,486                675
Swedish Krona               836,327        US Dollar      80,666          6/5/02        81,162                496
------------------------------------------------------------------------------------------------------------------
                                                                                Total Purchases           $ 4,731
------------------------------------------------------------------------------------------------------------------
                                                             Total Net Unrealized Appreciation            $ 1,057
------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Global Equity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 8--WRITTEN CALL AND PUT OPTIONS
Call and Put Options written and related premiums received during the period were as follows:


                                                              Calls--Actual                            Puts--Actual
-------------------------------------------------------------------------------------------------------------------
                                           Contracts              Premiums           Contracts           Premiums
-------------------------------------------------------------------------------------------------------------------
Options outstanding, October 31, 2001             57                $7,834                 250             $1,112
Options written                                  683                 2,275                  --                 --
Options closed                                  (102)               (3,110)                 --                 --
Options expired                                 (638)               (6,999)               (250)            (1,112)
Options exercised                                 --                    --                  --                 --
-------------------------------------------------------------------------------------------------------------------
Options outstanding, April 30, 2002               ---               $   --                  --             $   --
-------------------------------------------------------------------------------------------------------------------

NOTE 9--CONCENTRATION OF OWNERSHIP
From time to time the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At April 30, 2002 there were two shareholders who held 100% of the outstanding shares of the Fund.

NOTE 10--RISKS OF INVESTING IN
         FOREIGN SECURITIES
The Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets are substantially smaller, less developed, less liquid, and more volatile than the major securities markets in the United States.

--------------------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or write to:

                                    DEUTSCHE ASSET MANAGEMENT SERVICE CENTER
                                    PO BOX 219210
                                    KANSAS CITY, MO 64121-9210
or call toll-free:                  1-800-730-1313

This report must be preceded or accompanied by a current prospectus for the Fund.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Bank Securities Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Investment Management Americas Inc. and Scudder Trust Company.


Global Equity Fund
   Class A Shares                                       CUSIP #055922579
   Class B Shares                                       CUSIP #055922561
   Class C Shares                                       CUSIP #055922553
   Institutional Class Shares                           CUSIP #055922587
                                                        1939SA (4/02)
                                                        Printed 6/02
Distributed by:
ICC Distributors, Inc.